Exhibit 32.1

                       CERTIFICATION PURSUANT TO 18 U.S.C.
                            SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Ronson Corporation (the "Company"), certifies that:

       (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78 m or 78 o(d)); and

       (2)    the information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.




Dated:  May 15, 2006            /s/Louis V. Aronson II
                                -------------------------------------
                                Louis V. Aronson II
                                President and Chief Executive Officer




Dated:  May 15, 2006            /s/Daryl K. Holcomb
                                -------------------------------------
                                Daryl K. Holcomb
                                Vice President and Chief Financial Officer


       This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.


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